Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	September 30
BALANCE SHEET DATA	2006	2005	% Change
Total assets	$14,910,652	$12,304,200	21.2%
Loans, net of unearned income	10,312,057	8,275,710	24.6%
Investment securities	2,950,671	2,489,575	18.5%
Deposits	10,277,028	8,811,217	16.6%
Shareholders’ equity	1,497,693	1,278,328	17.2%

				Nine Months Ended
	Quarter Ended September 30			September 30
INCOME SUMMARY	2006	2005	% Change	2006	2005	% Change
Interest income	$229,101	$164,070	39.6%	$634,959	$453,489	40.0%
Interest expense	(103,177)	(57,585)	79.2%	(271,141)	(148,833)	82.2%

Net interest income	125,924	106,485	18.3%	363,818	304,656	19.4%
Provision for loan losses	(555)	(815)	(31.9%)	(2,430)	(2,340)	3.8%
Investment securities gains	1,450	905	60.2%	5,524	5,638	(2.0%)
Other income	35,462	35,258	0.6%	103,997	104,695	(0.7%)
Other expenses	(92,425)	(81,537)	13.4%	(271,234)	(233,554)	16.1%

Income before income taxes	69,856	60,296	15.9%	199,675	179,095	11.5%
Income taxes	(21,514)	(18,168)	18.4%	(60,753)	(53,927)	12.7%

Net income	$48,342	$42,128	14.8%	$138,922	$125,168	11.0%

PER-SHARE DATA:

Net income:
Basic	$0.28	$0.26	7.7%	$0.80	$0.76	5.3%
Diluted	0.28	0.25	12.0%	0.80	0.75	6.7%
Cash Dividends	0.1475	0.138	6.9%	0.433	0.402	7.7%

Shareholders’ equity	8.63	7.76	11.3%
Shareholders’ equity (tangible)	4.82	5.03	(4.3%)

SELECTED FINANCIAL RATIOS:

Return on average assets	1.31%	1.37%		1.32%	1.44%
Return on average shareholders’ equity	13.26%	13.06%		13.04%	13.45%
Return on average shareholders’ equity (tangible)	25.14%	20.60%		24.34%	20.44%
Net interest margin	3.85%	3.91%		3.88%	3.93%
Efficiency ratio	55.04%	55.46%		55.72%	55.14%
Average equity to average assets	9.88%	10.50%		10.09%	10.71%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	September 30	September 30	June 30	September 30	June 30
	2006	2005	2006	2005	2006
ASSETS
Cash and due from banks	$338,598	$403,032	$410,563	(16.0%)	(17.5%)
Loans held for sale	236,787	283,950	268,966	(16.6%)	(12.0%)
Other interest-earning assets	35,884	95,472	39,364	(62.4%)	(8.8%)
Investment securities	2,950,671	2,489,575	2,743,777	18.5%	7.5%
Loans, net of unearned	10,312,057	8,275,710	10,051,957	24.6%	2.6%
Allowance for loan losses	(107,422)	(93,936)	(106,544)	14.4%	0.8%

Net Loans	10,204,635	8,181,774	9,945,413	24.7%	2.6%
Premises and equipment	188,403	166,991	185,677	12.8%	1.5%
Accrued interest receivable	70,901	47,353	63,589	49.7%	11.5%
Goodwill and intangible assets	661,594	448,573	663,951	47.5%	(0.4%)
Other assets	223,179	187,480	240,245	19.0%	(7.1%)

Total Assets	$14,910,652	$12,304,200	$14,561,545	21.2%	2.4%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,277,028	$8,811,217	$10,146,652	16.6%	1.3%
Short-term borrowings	1,833,644	1,165,293	1,765,723	57.4%	3.8%
Long-term debt	1,109,220	897,944	1,024,144	23.5%	8.3%
Other liabilities	193,067	151,418	184,838	27.5%	4.5%

Total Liabilities	13,412,959	11,025,872	13,121,357	21.6%	2.2%
Shareholders’ equity	1,497,693	1,278,328	1,440,188	17.2%	4.0%

Total Liabilities and Shareholders’ Equity	$14,910,652	$12,304,200	$14,561,545	21.2%	2.4%

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,600,807	$2,049,330	$2,553,375	26.9%	1.9%
Commercial — agricultural	345,332	327,249	330,063	5.5%	4.6%
Real estate — commercial mortgage	3,174,623	2,734,432	3,063,863	16.1%	3.6%
Real estate — residential mortgage and home equity	2,143,367	1,774,317	2,090,017	20.8%	2.6%
Real estate — construction	1,431,535	793,697	1,408,144	80.4%	1.7%
Consumer	529,741	531,921	521,378	(0.4%)	1.6%
Leasing and other	86,652	64,764	85,117	33.8%	1.8%

Total Loans, net of unearned income	$10,312,057	$8,275,710	$10,051,957	24.6%	2.6%

Deposits, by type:
Noninterest-bearing demand	$1,886,514	$1,678,923	$1,910,565	12.4%	(1.3%)
Interest-bearing demand	1,658,545	1,624,208	1,649,681	2.1%	0.5%
Savings deposits	2,351,041	2,152,771	2,383,533	9.2%	(1.4%)
Time deposits	4,380,928	3,355,315	4,202,873	30.6%	4.2%

Total Deposits	$10,277,028	$8,811,217	$10,146,652	16.6%	1.3%

SHORT-TERM BORROWINGS DETAIL:
Customer repurchase agreements	$363,561	$416,883	$356,440	(12.8%)	2.0%
Federal funds purchased	1,183,447	736,376	1,236,941	60.7%	(4.3%)
Other	286,636	12,034	172,342	N/M	66.3%

Total Short-term borrowings	$1,833,644	$1,165,293	$1,765,723	57.4%	3.8%

N/M – Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from		Nine Months Ended
	September 30	September 30	June 30	September 30	June 30	September 30
	2006	2005	2006	2005	2006	2006	2005	% Change
Interest Income:
Interest Income	$229,101	$164,070	$213,206	39.6%	7.5%	$634,959	$453,489	40.0%
Interest Expense	103,177	57,585	90,355	79.2%	14.2%	271,141	148,833	82.2%

Net Interest Income	125,924	106,485	122,851	18.3%	2.5%	363,818	304,656	19.4%
Provision for Loan Losses	555	815	875	(31.9%)	(36.6%)	2,430	2,340	3.8%

Net Interest Income after Provision	125,369	105,670	121,976	18.6%	2.8%	361,388	302,316	19.5%

Other Income:
Investment management and trust services	8,887	8,730	9,056	1.8%	(1.9%)	27,975	26,715	4.7%
Service charges on deposit accounts	11,345	10,488	10,892	8.2%	4.2%	32,484	29,780	9.1%
Other service charges and fees	6,693	5,818	6,576	15.0%	1.8%	19,923	18,519	7.6%
Gain on sale of mortgage loans	5,480	7,586	5,187	(27.8%)	5.6%	15,439	19,533	(21.0%)
Investment securities gains	1,450	905	1,409	60.2%	2.9%	5,524	5,638	(2.0%)
Other	3,057	2,636	2,882	16.0%	6.1%	8,176	10,148	(19.4%)

Total Other Income	36,912	36,163	36,002	2.1%	2.5%	109,521	110,333	(0.7%)

Other Expenses:
Salaries and employee benefits	55,048	46,761	53,390	17.7%	3.1%	158,367	136,294	16.2%
Net occupancy expense	9,260	7,459	9,007	24.1%	2.8%	26,856	21,506	24.9%
Equipment expense	3,703	3,203	3,495	15.6%	6.0%	10,791	9,161	17.8%
Data processing	3,057	3,100	3,165	(1.4%)	(3.4%)	9,131	9,590	(4.8%)
Advertising	2,934	1,995	3,027	47.1%	(3.1%)	8,214	6,244	31.6%
Intangible amortization	2,025	1,510	2,006	34.1%	0.9%	5,883	3,857	52.5%
Other	16,398	17,509	16,703	(6.3%)	(1.8%)	51,992	46,902	10.9%

Total Other Expenses	92,425	81,537	90,793	13.4%	1.8%	271,234	233,554	16.1%

Income Before Income Taxes	69,856	60,296	67,185	15.9%	4.0%	199,675	179,095	11.5%
Income Taxes	21,514	18,168	20,484	18.4%	5.0%	60,753	53,927	12.7%

Net Income	$48,342	$42,128	$46,701	14.8%	3.5%	$138,922	$125,168	11.0%

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.28	$0.26	$0.27	7.7%	3.7%	$0.80	$0.76	5.3%
Diluted	0.28	0.25	0.27	12.0%	3.7%	0.80	0.75	6.7%

Cash dividends	$0.1475	$0.138	$0.1475	6.9%	—	$0.433	$0.402	7.7%
Book value	8.63	7.76	8.31	11.3%	3.9%
Tangible book value	4.82	5.03	4.48	(4.3%)	7.6%

Weighted average shares (basic)	173,439	164,656	173,449	5.3%	—	172,595	164,034	5.2%
Weighted average shares (diluted)	175,390	166,611	175,484	5.3%	(0.1%)	174,689	166,049	5.2%
Shares outstanding, end of period	173,493	164,801	173,279	5.3%	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.31%	1.37%	1.32%			1.32%	1.44%
Return on average equity	13.26%	13.06%	13.01%			13.04%	13.45%
Return on average equity (tangible)	25.14%	20.60%	24.87%			24.34%	20.44%
Net interest margin	3.85%	3.91%	3.90%			3.88%	3.93%
Efficiency ratio	55.04%	55.46%	55.37%			55.72%	55.14%

FULTON FINANCIAL CORPORATION
CONDENSED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	September 30, 2006			September 30, 2005			June 30, 2006
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,167,362	$194,379	7.59%	$8,186,974	$136,143	6.60%	$9,846,025	$181,019	7.37%
Taxable investment securities	2,309,644	25,323	4.39%	2,016,879	18,863	3.74%	2,242,945	23,564	4.20%
Tax-exempt investment securities	449,181	5,496	4.89%	387,233	4,761	4.92%	430,246	5,200	4.83%
Equity securities	155,894	1,834	4.69%	139,097	1,369	3.92%	152,210	1,740	4.58%

Total Investment Securities	2,914,719	32,653	4.48%	2,543,209	24,993	3.93%	2,825,401	30,504	4.32%
Loans held for sale	227,038	4,224	7.44%	314,145	4,955	6.31%	222,103	4,005	7.21%
Other interest-earning assets	54,424	695	5.03%	62,406	542	3.43%	50,422	593	4.69%

Total Interest-earning Assets	13,363,543	231,951	6.90%	11,106,734	166,633	5.97%	12,943,951	216,121	6.70%
Noninterest-earning assets:
Cash and due from banks	329,482			370,531			335,009
Premises and equipment	187,876			164,447			183,587
Other assets	859,800			637,682			862,739
Less: allowance for loan losses	(107,090)			(94,527)			(106,727)

Total Assets	$14,633,611			$12,184,867			$14,218,559

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,689,386	$6,529	1.53%	$1,586,338	$4,169	1.04%	$1,672,116	$6,008	1.44%
Savings deposits	2,385,811	14,257	2.37%	2,162,030	7,640	1.40%	2,386,287	12,363	2.08%
Time deposits	4,294,731	46,255	4.27%	3,301,661	26,671	3.20%	4,082,429	40,625	3.99%

Total Interest-bearing Deposits	8,369,928	67,041	3.18%	7,050,029	38,480	2.17%	8,140,832	58,996	2.91%
Short-term borrowings	1,730,970	21,697	4.92%	1,115,122	8,655	3.05%	1,602,894	18,427	4.56%
Long-term debt	1,093,815	14,439	5.24%	955,096	10,450	4.34%	1,010,744	12,932	5.13%

Total Interest-bearing Deposits	11,194,713	103,177	3.65%	9,120,247	57,585	2.50%	10,754,470	90,355	3.36%
Noninterest-bearing liabilities:
Demand deposits	1,811,264			1,651,787			1,850,991
Other	181,322			133,704			173,213

Total Liabilities	13,187,299			10,905,738			12,778,674
Shareholders’ equity	1,446,312			1,279,129			1,439,885

Total Liabilities and Shareholders’ Equity	$14,633,611			$12,184,867			$14,218,559

Net interest income/net interest margin (fully taxable equivalent)		128,774	3.85%		109,048	3.91%		125,766	3.90%

Tax equivalent adjustment		(2,850)			(2,563)			(2,915)

Net interest income		$125,924			$106,485			$122,851

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Quarter Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2006	2005	2006	2005	2006
Loans, by type:
Commercial — industrial and financial	$2,587,869	$2,046,919	$2,466,241	26.4%	4.9%
Commercial — agricultural	337,660	323,216	325,409	4.5%	3.8%
Real estate — commercial mortgage	3,113,086	2,725,748	3,039,417	14.2%	2.4%
Real estate — residential mortgage and home equity	2,108,792	1,751,744	2,044,876	20.4%	3.1%
Real estate — construction	1,412,678	756,102	1,373,038	86.8%	2.9%
Consumer	527,915	515,327	520,791	2.4%	1.4%
Leasing and other	79,362	67,918	76,253	16.8%	4.1%

Total Loans, net of unearned income	$10,167,362	$8,186,974	$9,846,025	24.2%	3.3%

Deposits, by type:
Noninterest-bearing demand	$1,811,264	$1,651,789	$1,850,991	9.7%	(2.1%)
Interest-bearing demand	1,689,386	1,586,338	1,672,117	6.5%	1.0%
Savings deposits	2,385,811	2,162,030	2,386,287	10.4%	—
Time deposits	4,294,731	3,301,658	4,082,428	30.1%	5.2%

Total Deposits	$10,181,192	$8,701,815	$9,991,823	17.0%	1.9%

SHORT-TERM BORROWINGS DETAIL:
Customer repurchase agreements	$334,759	$387,936	$357,385	(13.7%)	(6.3%)
Federal funds purchased	1,143,445	652,743	1,072,560	75.2%	6.6%
Other	252,766	74,443	172,949	239.5%	46.2%

Total Short-term borrowings	$1,730,970	$1,115,122	$1,602,894	55.2%	8.0%

FULTON FINANCIAL CORPORATION
CONDENSED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Nine Months Ended September 30
	2006			2005
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)

ASSETS
Interest-earning assets:
Loans and leases	$9,750,452	$537,281	7.37%	$7,847,559	$376,095	6.41%
Taxable investment securities	2,246,672	71,426	4.24%	1,989,612	55,301	3.71%
Tax-exempt investment securities	438,510	15,881	4.83%	354,734	13,243	4.98%
Equity securities	151,078	5,132	4.53%	131,692	4,060	4.12%

Total Investment Securities	2,836,260	92,439	4.35%	2,476,038	72,604	3.91%
Loans held for sale	216,295	11,688	7.21%	243,391	10,973	6.01%
Other interest-earning assets	56,045	1,950	4.63%	46,432	1,066	3.05%

Total Interest-earning Assets	12,859,052	643,358	6.69%	10,613,420	460,738	5.80%
Noninterest-earning assets:
Cash and due from banks	340,885			345,480
Premises and equipment	183,112			155,253
Other assets	836,754			587,533
Less: allowance for loan losses	(105,291)			(92,089)

Total Assets	$14,114,512			$11,609,597

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,676,087	$18,112	1.44%	$1,522,366	$10,448	0.92%
Savings deposits	2,348,710	37,181	2.12%	2,021,169	17,964	1.19%
Time deposits	4,042,569	120,934	4.00%	3,105,403	68,980	2.97%

Total Interest-bearing Deposits	8,067,366	176,227	2.92%	6,648,938	97,392	1.96%
Short-term borrowings	1,607,946	55,430	4.56%	1,178,061	23,393	2.63%
Long-term debt	1,033,706	39,484	5.11%	828,427	28,048	4.53%

Total Interest-bearing Liabilities	10,709,018	271,141	3.38%	8,655,426	148,833	2.30%
Noninterest-bearing liabilities:
Demand deposits	1,809,545			1,576,695
Other	171,391			133,628

Total Liabilities	12,689,954			10,365,749
Shareholders’ equity	1,424,558			1,243,848

Total Liabilities and Shareholders’ Equity	$14,114,512			$11,609,597

Net interest income/net interest margin (fully taxable equivalent)		372,217	3.88%		311,905	3.93%

Tax equivalent adjustment		(8,399)			(7,249)

Net interest income		$363,818			$304,656

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS AND DEPOSITS DETAIL:

	Nine Months Ended
	September 30
	2006	2005	% Change
Loans, by type:
Commercial — industrial and financial	$2,445,367	$2,007,730	21.8%
Commercial — agricultural	330,368	323,244	2.2%
Real estate — commercial mortgage	3,033,010	2,568,766	18.1%
Real estate — residential mortgage and home equity	2,026,406	1,693,731	19.6%
Real estate — construction	1,317,274	695,729	89.3%
Consumer	522,396	493,681	5.8%
Leasing and other	75,631	64,678	16.9%

Total Loans, net of unearned income	$9,750,452	$7,847,559	24.2%

Deposits, by type:
Noninterest-bearing demand	$1,809,545	$1,576,695	14.8%
Interest-bearing demand	1,676,087	1,522,366	10.1%
Savings deposits	2,348,710	2,021,169	16.2%
Time deposits	4,042,569	3,105,403	30.2%

Total Deposits	$9,876,911	$8,225,633	20.1%

SHORT-TERM BORROWINGS DETAIL:
Customer repurchase agreements	$358,079	$388,517	(7.8%)
Federal funds purchased	1,084,901	706,132	53.6%
Other	164,966	83,412	97.8%

Total Short-term borrowings	$1,607,946	$1,178,061	36.5%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Nine Months Ended
	September 30	September 30	June 30	September 30
	2006	2005	2006	2006	2005
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$106,544	$90,402	$106,195	$92,847	$89,627
Loans charged off	(1,068)	(1,625)	(1,679)	(4,247)	(5,104)
Recoveries of loans previously charged off	1,391	1,236	1,153	3,401	3,965

Net loans recovered (charged-off)	323	(389)	(526)	(846)	(1,139)
Provision for loan losses	555	815	875	2,430	2,340
Allowance purchased	—	3,108	—	12,991	3,108

Balance at end of period	$107,422	$93,936	$106,544	$107,422	$93,936

Net (recoveries) charge-offs to average loans (annualized)	(0.01%)	0.02%	0.02%	0.01%	0.02%

NON-PERFORMING ASSETS:
Non-accrual loans	$26,591	$30,669	$26,299
Accruing loans 90+ days overdue	16,704	13,350	13,421
Other real estate owned	3,489	4,042	3,125

Total non-performing assets	$46,784	$48,061	$42,845

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	0.26%	0.37%	0.26%
Non-performing assets to total loans and OREO	0.45%	0.58%	0.43%
Non-performing assets to total assets	0.31%	0.39%	0.29%
Allowance for loan losses to loans outstanding	1.04%	1.14%	1.06%
Allowance/nonperforming loans	248%	213%	268%